SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)              September 24, 1997
                                                              ------------------


                          THE LESLIE FAY COMPANY, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                         1-9196                      13-3197085
---------------              ---------------------           ----------------
(STATE OR OTHER              (COMMISSION FILE NO.)           (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)


          1412 BROADWAY
          NEW YORK,  NEW YORK                                     10018
----------------------------------------                        ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (212) 221-4000
                                                           --------------

                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)





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                                    FORM 8-K

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES



Item 5.    Other Events.
           ------------

           On September 23, 1997 Mark Dickstein and Mark Kaufman were appointed to the Board of Directors of the Registrant, succeeding David Morse and Larry G. Schafran. On September 24, 1997 the Registrant issued a press release, a copy of which is attached as Exhibit A to this Current Report on Form 8-K, with respect to this change in the composition of its Board of Directors.




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                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES

                                   SIGNATURES




           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 1997                   THE LESLIE FAY COMPANY, INC.


                                     By: /s/ Warren T. Wishart
                                         -------------------------
                                         Warren T. Wishart
                                         Senior Vice President, Chief Financial
                                           Officer and Treasurer




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